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                      SECURITIES AND EXCHANGE COMMISSION

                           Washington, D.C.  20549




                                    FORM 8-K



               CURRENT REPORT PURSUANT TO SECTION 13 OR 15 (d) OF

                       THE SECURITIES EXCHANGE ACT OF 1934




       Date of report (date of earliest event reported):  October 17, 1994




                              PACIFIC TELECOM, INC.

               (Exact name of registrant as specified in Charter)

   State of Washington               0-873              91-0644974
(State or other jurisdiction       (Commission         (IRS Employer
  of incorporation)                 File No.)        Identification No.)



   805 Broadway
Vancouver, Washington
(Address of principal                                   98668-8701
executive offices)                                      (Zip Code)





        Registrant's telephone number, including area code: (206)696-0983




                                    No Change
          (Former name or former address, if changed since last report)
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Item 5.  OTHER EVENTS

    Information with respect to an agreement to sell the common stock of Alascom, Inc. to AT&T Corp. contained in the news release of Pacific Telecom, Inc. issued on October 17, 1994, is incorporated herein by reference.



Item 7. FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS
    c) Exhibits

    99 Pacific Telecom, Inc. news release issued October 17, 1994.




                                  SIGNATURE

    Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                                              PACIFIC TELECOM, INC.
                                              (Registrant)




Date:  October 21, 1994                       By  /s/James H. Huesgen
                                               ____________________________
                                                     James H. Huesgen
                                               Executive Vice President and
                                               Chief Financial Officer

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